Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
REVENUES:
Minimum rents	$174,917	$167,742	$515,682	$500,178
Percentage rents	3,040	2,602	8,894	8,680
Other rents	4,206	4,236	13,797	13,321
Tenant reimbursements	77,524	77,370	231,688	231,376
Management, development and leasing fees	1,909	1,369	4,814	4,676
Other	8,415	7,351	26,372	21,822
Total revenues	270,011	260,670	801,247	780,053

OPERATING EXPENSES:
Property operating	39,479	37,393	115,729	111,585
Depreciation and amortization	71,404	71,814	211,496	211,035
Real estate taxes	23,801	24,676	73,482	73,796
Maintenance and repairs	13,898	12,826	43,997	41,459
General and administrative	10,092	10,495	33,133	31,890
Loss on impairment of real estate	51,304	—	55,761	—
Other	7,446	6,351	22,795	19,467
Total operating expenses	217,424	163,555	556,393	489,232
Income from operations	52,587	97,115	244,854	290,821
Interest and other income	598	832	1,755	2,831
Interest expense	(70,643)	(71,178)	(209,771)	(216,052)
Gain on extinguishment of debt	—	—	581	—
Gain on sales of real estate assets	2,890	562	3,637	2,577
Equity in earnings (losses) of unconsolidated affiliates	989	(1,558)	4,222	(610)
Income tax (provision) benefit	(4,653)	1,264	1,770	5,052
Income (loss) from continuing operations	(18,232)	27,037	47,048	84,619
Operating income (loss) of discontinued operations	(57)	611	27,986	(25,251)
Gain (loss) on discontinued operations	(31)	29	86	29
Net income (loss)	(18,320)	27,677	75,120	59,397
Net (income) loss attributable to noncontrolling interests in:
Operating partnership	7,760	(3,605)	(5,443)	(4,992)
Other consolidated subsidiaries	(6,166)	(6,133)	(18,708)	(18,394)
Net income (loss) attributable to the Company	(16,726)	17,939	50,969	36,011
Preferred dividends	(10,594)	(8,359)	(31,782)	(22,745)
Net income (loss) attributable to common shareholders	$(27,320)	$9,580	$19,187	$13,266

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Basic per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(0.18)	$0.07	$(0.02)	$0.23
Discontinued operations	$—	$—	$0.15	$(0.13)
Net income (loss) attributable to common shareholders	$(0.18)	$0.07	$0.13	$0.10
Weighted average common shares outstanding	148,363	138,075	148,264	138,037

Diluted earnings per share data attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(0.18)	$0.07	$(0.02)	$0.23
Discontinued operations	$—	$—	$0.15	$(0.13)
Net income (loss) attributable to common shareholders	$(0.18)	$0.07	$0.13	$0.10
Weighted average common and potential dilutive common shares outstanding	148,405	138,121	148,310	138,079

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of preferred dividends	$(27,252)	$9,115	$(2,682)	$31,592
Discontinued operations	(68)	465	21,869	(18,326)
Net income (loss) attributable to common shareholders	$(27,320)	$9,580	$19,187	$13,266

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Net income (loss) attributable to common shareholders	$(27,320)	$9,580	$19,187	$13,266
Noncontrolling interest in income (loss) of operating partnership	(7,760)	3,605	5,443	4,992
Depreciation and amortization expense of:
Consolidated properties	71,404	71,814	211,496	211,035
Unconsolidated affiliates	7,020	5,681	21,132	21,052
Discontinued operations	—	1,538	86	4,981
Non-real estate assets	(732)	(2,463)	(1,959)	(2,901)
Noncontrolling interests' share of depreciation and amortization	(214)	(243)	(516)	(699)
Gain on depreciable property	(2,406)	—	(2,406)	—
Gain (loss) on discontinued operations	31	(29)	(86)	(29)
Funds from operations of the operating partnership	40,023	89,483	252,377	251,697
Loss on impairment of real estate, net of tax benefit	51,068	—	56,070	25,435
Gain on extinguishment of debt from discontinued operations	—	—	(31,434)	—
Funds from operations of the operating partnership, as adjusted	$91,091	$89,483	277,013	$277,132

Funds from operations per diluted share	$0.21	$0.47	$1.33	$1.32
Net adjustments, net of tax benefit (1)	0.27	—	0.13	0.14
Funds from operations, as adjusted, per diluted share	$0.48	$0.47	$1.46	1.46
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,422	190,070	190,366	190,028

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$40,023	$89,483	$252,377	$251,697
Percentage allocable to common shareholders (2)	77.93%	72.66%	77.90%	72.66%
Funds from operations allocable to common shareholders	31,190	$65,018	196,602	$182,883

Funds from operations of the operating partnership, as adjusted	$91,091	$89,483	$277,013	$277,132
Percentage allocable to common shareholders (2)	77.93%	72.66%	77.90%	72.66%
Funds from operations allocable to Company shareholders, as adjusted	$70,987	$65,018	$215,793	201,364

(1) Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 5.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

SUPPLEMENTAL FFO INFORMATION
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Lease termination fees	$463	$429	$2,702	$2,577
Lease termination fees per share	$—	$—	$0.01	$0.01

Straight-line rental income	$2,052	$1,734	$3,737	$4,540
Straight-line rental income per share	$0.01	$0.01	$0.02	$0.02

Gains (losses) on outparcel sales	$30	$(39)	$2,023	$2,605
Gains (losses) on outparcel sales per share	$—	$—	$0.01	$0.01

Net amortization of acquired above- and below-market leases	$877	$646	$2,083	$2,208
Net amortization of acquired above- and below-market leases per share	$—	$—	$0.01	$0.01

Net amortization of debt premiums (discounts)	$603	$1,279	$1,960	$4,209
Net amortization of debt premiums (discounts) per share	$—	$0.01	$0.01	$0.02

Income tax (provision) benefit	$(4,653)	$1,264	$1,770	$5,052
Income tax (provision) benefit per share	$(0.02)	$0.01	$0.01	$0.03

Loss on impairment of real estate from continuing operations	$(51,304)	$—	$(55,761)	$—
Loss on impairment of real estate from continuing operations per share	$(0.27)	$—	$(0.29)	$—

Loss on impairment of real estate from discontinued operations	$—	$—	$(2,239)	$(25,435)
Loss on impairment of real estate from discontinued operations per share	$—	$—	$(0.01)	$(0.13)

Gain on extinguishment of debt from discontinued operations	$—	$—	$31,434	$—
Gain on extinguishment of debt from discontinued operations per share	$—	$—	$0.17	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Net income (loss) attributable to the Company	$(16,726)	$17,939	$50,969	$36,011

Adjustments:
Depreciation and amortization	71,404	71,814	211,496	211,035
Depreciation and amortization from unconsolidated affiliates	7,020	5,681	21,132	21,052
Depreciation and amortization from discontinued operations	—	1,538	86	4,981
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(214)	(243)	(516)	(699)
Interest expense	70,643	71,178	209,771	216,052
Interest expense from unconsolidated affiliates	7,195	5,658	21,655	21,389
Interest expense from discontinued operations	1	875	179	2,802

Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(300)	(313)	(800)	(926)
Abandoned projects expense	—	61	51	420
Gain on sales of real estate assets	(2,890)	(562)	(3,637)	(2,577)
(Gain) loss on sales of real estate assets of unconsolidated affiliates	(81)	46	(1,327)	(28)
Gain on extinguishment of debt	—	—	(581)	—
Gain on extinguishment of debt from discontinued operations	—	—	(31,434)	—
Writedown of mortgage notes receivable	400	—	1,900	—
Loss on impairment of real estate	51,304	—	55,761	—
Loss on impairment of real estate from discontinued operations	—	—	2,239	25,435
Income tax provision (benefit)	4,653	(1,264)	(1,770)	(5,052)
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	(7,760)	3,605	5,443	4,992
(Gain) loss on discontinued operations	31	(29)	(86)	(29)
Operating partnership's share of total NOI	184,680	175,984	540,531	534,858
General and administrative expenses	10,092	10,495	33,133	31,890
Management fees and non-property level revenues	(6,525)	(627)	(16,889)	(12,658)
Operating partnership's share of property NOI	188,247	185,852	556,775	554,090
Non-comparable NOI	(3,280)	(5,012)	(7,386)	(13,459)
Total same-center NOI	$184,967	$180,840	$549,389	$540,631
Total same-center NOI percentage change	2.3%		1.6%

Total same-center NOI	$184,967	$180,840	$549,389	$540,631
Less lease termination fees	(427)	(417)	(2,473)	(2,404)
Total same-center NOI, excluding lease termination fees	$184,540	$180,423	$546,916	$538,227

Malls	$166,663	$160,005	$491,876	$483,816
Associated centers	7,940	8,130	24,149	23,707
Community centers	4,875	5,285	14,824	13,436
Office and other	5,062	7,003	16,067	17,268
Total same-center NOI, excluding lease termination fees	$184,540	$180,423	$546,916	$538,227

Percentage Change:
Malls	4.2%		1.7%
Associated centers	(2.3)%		1.9%
Community centers	(7.8)%		10.3%
Office and other	(27.7)%		(7.0)%
Total same-center NOI, excluding lease termination fees	2.3%		1.6%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011 and 2010

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of September 30, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,125,280	$1,107,868	$5,233,148
Noncontrolling interests' share of consolidated debt	(15,486)	(726)	(16,212)
Company's share of unconsolidated affiliates' debt	393,702	149,950	543,652
Company's share of consolidated and unconsolidated debt	$4,503,496	$1,257,092	$5,760,588
Weighted average interest rate	5.63%	2.56%	4.96%

	As of September 30, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,795,104	$1,629,766	$5,424,870
Noncontrolling interests' share of consolidated debt	(24,863)	(928)	(25,791)
Company's share of unconsolidated affiliates' debt	420,545	167,496	588,041
Company's share of consolidated and unconsolidated debt	$4,190,786	$1,796,334	$5,987,120
Weighted average interest rate	5.78%	2.93%	4.93%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2011
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,380	$11.36	$2,162,717
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			2,731,467
Company's share of total debt			5,760,588
Total market capitalization			$8,492,055
Debt-to-total-market capitalization ratio			67.80%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2011.
The stock prices for the preferred stocks represent the liquidation preference of each respective series.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
2011:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	148,363	148,405	148,264	148,310
Weighted average operating partnership units	42,017	42,017	42,056	42,056
Weighted average shares- FFO	190,380	190,422	190,320	190,366

2010:
Weighted average shares - EPS	138,075	138,121	138,037	138,079
Weighted average operating partnership units	51,949	51,949	51,949	51,949
Weighted average shares- FFO	190,024	190,070	189,986	190,028

Dividend Payout Ratio
	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Weighted average cash dividend per share	$0.21913	$0.22690	$0.66860	$0.68486
FFO, as adjusted, per diluted, fully converted share (1)	$0.48	$0.47	$1.46	$1.46
Dividend payout ratio	45.7%	48.3%	45.8%	46.9%

(1) FFO as adjusted, excludes the impact of non-cash impairment charges and gains on debt extinguishment. See page 2 for a reconciliation of FFO to FFO, as adjusted.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011 and December 2010

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	September 30 2011	December 31, 2010
Assets
Real estate assets:
Land	$926,423	$928,025
Buildings and improvements	7,585,004	7,543,326
	8,511,427	8,471,351
Accumulated depreciation	(1,883,878)	(1,721,194)
	6,627,549	6,750,157
Developments in progress	151,271	139,980
Net investment in real estate assets	6,778,820	6,890,137
Cash and cash equivalents	61,912	50,896
Receivables:
Tenant, net of allowance for doubtful accounts of $1,970 in 2011 and $3,167 in 2010	79,471	77,989
Other, net of allowance for doubtful accounts of $1,397 in 2011	12,347	11,996
Mortgage and other notes receivable	26,942	30,519
Investments in unconsolidated affiliates	179,504	179,410
Intangible lease assets and other assets	283,499	265,607
	$7,422,495	$7,506,554
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$5,233,148	$5,209,747
Accounts payable and accrued liabilities	314,828	314,651
Total liabilities	5,547,976	5,524,398
Commitments and contingencies (Notes 5 and 11)
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	24,507	34,379
Redeemable noncontrolling preferred joint venture interest	423,834	423,834
Total redeemable noncontrolling interests	448,341	458,213
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 148,363,832 and 147,923,707 issued and outstanding in 2011 and 2010, respectively	1,484	1,479
Additional paid-in capital	1,667,294	1,657,507
Accumulated other comprehensive income	961	7,855
Accumulated deficit	(440,798)	(366,526)
Total shareholders' equity	1,228,964	1,300,338
Noncontrolling interests	197,214	223,605
Total equity	1,426,178	1,523,943
	$7,422,495	$7,506,554

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
EBITDA:
Net income (loss) attributable to the Company	$(16,726)	$17,939	$50,969	$36,011

Adjustments:
Depreciation and amortization	71,404	71,814	211,496	211,035
Depreciation and amortization from unconsolidated affiliates	7,020	5,681	21,132	21,052
Depreciation and amortization from discontinued operations	—	1,538	86	4,981
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(214)	(243)	(516)	(699)
Interest expense	70,643	71,178	209,771	216,052
Interest expense from unconsolidated affiliates	7,195	5,658	21,655	21,389
Interest expense from discontinued operations	1	875	179	2,802
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(300)	(313)	(800)	(926)
Income and other taxes	4,865	(1,085)	(969)	(4,122)
Gain on extinguishment of debt	—	—	(581)	—
Gain on extinguishment of debt from discontinued operations	—	—	(31,434)	—
Writedown of mortgage note receivable	400	—	1,900	—
Loss on impairment of real estate	51,304	—	55,761	—
Loss on impairment of real estate from discontinued operations	—	—	2,239	25,435
Abandoned projects	—	61	51	420
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	(7,760)	3,605	5,443	4,992
Gain on depreciable property	(2,406)	—	(2,406)	—
(Gain) loss on discontinued operations	31	(29)	(86)	(29)
Company's share of total EBITDA	$185,457	$176,679	$543,890	$538,393

Interest Expense:
Interest expense	$70,643	$71,178	$209,771	$216,052
Interest expense from unconsolidated affiliates	7,195	5,658	21,655	21,389
Interest expense from discontinued operations	1	875	179	2,802
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(300)	(313)	(800)	(926)
Company's share of total interest expense	$77,539	$77,398	$230,805	$239,317

Ratio of EBITDA to Interest Expense	2.39	2.28	2.36	2.25

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

Reconciliation of EBITDA to cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Company's share of total EBITDA	$185,457	$176,679	$543,890	$538,393
Interest expense	(70,643)	(71,178)	(209,771)	(216,052)
Interest expense from discontinued operations	(1)	(875)	(179)	(2,802)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	300	313	800	926
Income and other taxes	(4,865)	1,085	969	4,122
Net amortization of deferred financing costs and debt premiums (discounts)	2,055	1,750	8,143	5,133
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	—	29	—	86
Net amortization of intangible lease assets	(652)	(1,560)	(1,179)	(1,481)
Depreciation and interest expense from unconsolidated affiliates	(14,215)	(11,339)	(42,787)	(42,441)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	214	243	516	699
Noncontrolling interests in earnings of other consolidated subsidiaries	6,166	6,133	18,708	18,394
(Gain) on outparcel sales	(484)	(562)	(1,231)	(2,577)
Realized foreign currency loss	—	—	—	169
Realized loss on available for sale securities	—	—	22	—
Equity in (earnings) losses of unconsolidated affiliates	(989)	1,558	(4,222)	610
Distributions from unconsolidated affiliates	2,249	824	6,171	3,554
Income tax effect from share-based compensation	—	—	—	(1,815)
Share-based compensation expense	267	371	1,769	1,932
Provision for doubtful accounts	457	1,205	1,999	2,950
Change in deferred tax assets	(106)	1,896	(5,032)	2,245
Changes in operating assets and liabilities	15,330	1,346	(451)	(22,207)
Cash flows provided by operating activities	$120,540	$107,918	$318,135	$289,838

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands)

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Operating Properties:
Pearland, TX	Pearland Office	Oct-11	Jul-12	2.63%	$7,562	(a)	$—	$7,562
Pearland, TX	Pearland Town Center	Oct-11	Jul-12	2.63%	126,322	(a)	—	126,322
Ft. Smith, AR	Massard Crossing	Feb-12		7.54%	5,343		5,343	—
Vicksburg, MS	Pemberton Plaza	Feb-12		7.54%	1,826		1,826	—
Houston, TX	Willowbrook Plaza	Feb-12		7.54%	27,339		27,339	—
Statesboro, GA	Statesboro Crossing	Feb-12	Feb-13	1.24%	14,014		—	14,014
D'lberville, MS	The Promenade	Mar-12		1.95%	63,555	(b)	—	63,555
St. Louis, MO	West County Center - restaurant village	Mar-12	Mar-13	1.24%	20,786	(a)	—	20,786
Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	57,120		57,120	—
Colonial Heights, VA	Southpark Mall	May-12		7.00%	31,421		31,421	—
Asheboro, NC	Randolph Mall	Jul-12		6.50%	12,558		12,558	—
Douglasville, GA	Arbor Place	Jul-12		6.51%	65,210		65,210	—
Saginaw, MI	Fashion Square	Jul-12		6.51%	49,927		49,927	—
Louisville, KY	Jefferson Mall	Jul-12		6.51%	36,325		36,325	—
North Charleston, SC	Northwoods Mall	Jul-12		6.51%	52,008		52,008	—
Jackson, TN	Old Hickory Mall	Jul-12		6.51%	28,804		28,804	—
Racine, WI	Regency Mall	Jul-12		6.51%	28,484		28,484	—
Douglasville, GA	The Landing at Arbor Place	Jul-12		6.51%	7,361		7,361	—
Spartanburg, SC	WestGate Mall	Jul-12		6.50%	45,115		45,115	—
Chattanooga, TN	CBL Center	Aug-12		6.25%	12,919		12,919	—
Nashville, TN	RiverGate Mall	Sep-12	Sep-13	2.58%	87,500		—	87,500
Livonia, MI	Laurel Park Place	Dec-12		8.50%	45,489		45,489	—
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	110,901		110,901	—
Chattanooga, TN	CBL Center II	Feb-13		4.50%	9,078		—	9,078
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	66,999		66,999	—
St. Louis, MO	West County Center	Apr-13		5.19%	146,395		146,395	—
Columbia, SC	Columbia Place	Sep-13		5.45%	27,597		27,597	—
St. Louis, MO	South County Center	Oct-13		4.96%	74,494		74,494	—
Joplin, MO	Northpark Mall	Mar-14		5.75%	35,248		35,248	—
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	—
Fairview Heights, IL	St. Clair Square	Jan-15		4.25%	69,750	(c)	—	69,750
Rockford, IL	CherryVale Mall	Oct-15		5.00%	84,691		84,691	—
Brookfield, IL	Brookfield Square	Nov-15		5.08%	94,888		94,888	—
Madison, WI	East Towne Mall	Nov-15		5.00%	72,206		72,206	—
Madison, WI	West Towne Mall	Nov-15		5.00%	101,991		101,991	—
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	—
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	30,372		30,372	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	—
Nashville, TN	CoolSprings Crossing	Apr-16		4.54%	13,427	(d)	13,427	—
Chattanooga, TN	Gunbarrel Pointe	Apr-16		4.64%	11,948	(e)	11,948	—
Janesville, WI	Janesville Mall	Apr-16		8.38%	6,944		6,944	—
Stroud, PA	Stroud Mall	Apr-16		4.59%	35,905		35,905	—
York, PA	York Galleria	Apr-16		4.55%	57,361	(f)	57,361	—
Akron, OH	Chapel Hill Mall	Aug-16		6.10%	71,638	(g)	71,638	—
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	78,890		78,890	—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

		Original Maturity	Optional Extended Maturity	Interest		Balance
Location	Property	Date	Date	Rate	Balance	Fixed	Variable
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	108,523	108,523	—
Midland, MI	Midland Mall	Aug-16		6.10%	35,354	35,354	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000	140,000	—
Southaven, MS	Southaven Towne Center	Jan-17		5.50%	42,794	42,794	—
Cary, NC	Cary Towne Center	Mar-17		8.50%	58,446	58,446	—
Charleston, SC	Citadel Mall	Apr-17		5.68%	70,420	70,420	—
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	15,955	15,955	—
Layton, UT	Layton Hills Mall	Apr-17		5.66%	100,642	100,642	—
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	140,816	140,816	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	41,571	41,571	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	21,067	21,067	—
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,676	15,676	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	111,558	111,558	—
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	158,787	158,787	—
Nashville, TN	Hickory Hollow Mall	Oct-18		6.00%	25,827	25,827	—
Nashville, TN	The Courtyard at Hickory Hollow	Oct-18		6.00%	1,492	1,492	—
Terre Haute, IN	Honey Creek Mall	Jul-19		8.00%	31,986	31,986	—
Daytona Beach, FL	Volusia Mall	Jul-19		8.00%	55,024	55,024	—
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,525	14,525	—
Burnsville, MN	Burnsville Center	Jul-20		6.00%	81,268	81,268	—
Huntsville, AL	Parkway Place	Jul-20		6.50%	41,187	41,187	—
Roanoke, VA	Valley View Mall	Jul-20		6.50%	63,741	63,741	—
Beaumont, TX	Parkdale Mall & Crossing	Mar-21		5.85%	94,148	94,148	—
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	43,662	43,662	—
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,528	10,528	—
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	98,592	98,592	—
Wausau, WI	Wausau Center	Apr-21		5.85%	19,652	19,652	—
Lexington, KY	Fayette Mall	May-21		5.42%	183,825	183,825	—
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	91,455	91,455	—
Burlington, NC	Alamance Crossing	Jul-21		5.83%	50,756	50,756	—
Asheville, NC	Asheville Mall	Sep-21		5.80%	78,000	78,000	—
	SUBTOTAL				$4,523,488	$4,124,921	$398,567
Weighted average interest rate					5.38%	5.64%	2.71%

Debt Premiums (Discounts): (h)

Fayetteville, NC	Cross Creek Mall	Apr-12		7.40%	$782	$782	$—
Colonial Heights, VA	Southpark Mall	May-12		7.00%	386	386	—
Livonia, MI	Laurel Park Place	Dec-12		8.50%	1,725	1,725	—
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	585	585	—
St. Louis, MO	West County Center	Apr-13		5.19%	(1,206)	(1,206)	—
St. Louis, MO	South County Center	Oct-13		4.96%	(761)	(761)	—
Joplin, MO	Northpark Mall	Mar-14		5.75%	188	188	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	(1,340)	(1,340)	—
	SUBTOTAL				$359	359	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

		Original Maturity	Optional Extended Maturity	Interest		Balance
Location	Property	Date	Date	Rate	Balance	Fixed	Variable

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,523,847	$4,125,280	$398,567
Weighted average interest rate					5.38%	5.64%	2.71%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.73%	$2,023	$—	$2,023
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.22%	10,200	—	10,200
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Nov-13	Dec-15	3.23%	32,415	—	32,415
Burlington, NC	Alamance West	Dec-13	Dec-15	3.23%	12,423	—	12,423
	SUBTOTAL			3.25%	$57,061	$—	$57,061

Credit Facilities:
Secured credit facilities:
$105,000 capacity		Jun-13		2.97%	$17,700	$—	$17,700
$525,000 capacity		Feb-14	Feb-15	2.99%	47,130	—	47,130
$520,000 capacity		Apr-14		2.99%	150,196	—	150,196
Total secured facilities				2.99%	$215,026	$—	$215,026
Unsecured term facilities:
Starmount		Nov-11	Nov-12	1.34%	209,214	—	209,214
General		Apr-12	Apr-13	1.83%	228,000	—	228,000
Total term facilities				1.60%	437,214	—	437,214
	SUBTOTAL			2.05%	$652,240	$—	$652,240

Total Consolidated Debt					$5,233,148	$4,125,280	$1,107,868
Weighted average interest rate					4.94%	5.64%	2.35%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
West Melbourne, FL	Hammock Landing Phase II	Nov-11		2.21%	3,276		—	3,276
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	68,282		—	68,282
York, PA	York Town Center	Jan-12		1.47%	19,797		—	19,797
Lee's Summit, MO	Summit Fair	Jul-12		5.00%	16,323	(i)	—	16,323
West Melbourne, FL	Hammock Landing Phase I	Oct-12	Aug-13	4.50%	42,272		—	42,272
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,813		38,813	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	41,779	(j)	41,779	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	32,426		32,426	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	93,963		93,963	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	17,284		17,284	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	11,129		11,129	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,814		12,814	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	21,032		21,032	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,167		7,167	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	95,400		95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	2,856		2,856	—
	SUBTOTAL				$543,652		$393,702	$149,950

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Chattanooga, TN	CBL Center	8%		6.25%	$(1,034)		$(1,034)	$—
Chattanooga, TN	CBL Center II	8%		4.50%	(726)		—	(726)
Chattanooga, TN	Hamilton Corner	10%		5.67%	(1,596)		(1,596)	—
Chattanooga, TN	Hamilton Crossing & Expansion	8%		5.99%	(842)		(842)	—
Chattanooga, TN	The Terrace	8%		7.25%	(1,162)		(1,162)	—
Chattanooga, TN	Hamilton Place	10%		5.86%	(10,852)		(10,852)	—
	SUBTOTAL				$(16,212)		$(15,486)	$(726)

Company's Share Of Consolidated And Unconsolidated Debt					$5,760,588		$4,503,496	$1,257,092
Weighted average interest rate					4.96%		5.63%	2.56%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
West Melbourne, FL	Hammock Landing Phase II	Nov-11		2.21%	$3,276		$—	$3,276
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	68,282		—	68,282
York, PA	York Town Center	Jan-12		1.47%	39,593		—	39,593
Lee's Summit, MO	Summit Fair	Jul-12		5.00%	60,457	(i)	—	60,457
West Melbourne, FL	Hammock Landing Phase I	Oct-12	Aug-13	4.50%	42,272		—	42,272
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	83,558		83,558	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	54,044		54,044	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	187,926		187,926	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	34,568		34,568	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	23,431		23,431	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	25,629		25,629	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	42,064		42,064	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,333		14,333	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	190,800		190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	5,712		5,712	—
					$991,645		$777,765	$213,880
Weighted average interest rate					5.25%		5.58%	4.05%

(a) Loans retired in October 2011.

(b) The Company has an interest rate cap on a notional amount of $63,555 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 1.00%.
      The cap terminates in March 2012.

(c) The Company has an interest rate cap on a notional amount of $69,750 related to St. Clair Square to limit the maximum interest rate that may be applied to the variable-rate loan to 7.00%.
      The cap terminates in January 2012.

(d) The Company has an interest rate swap on a notional amount of $13,427, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e) The Company has an interest rate swap on a notional amount of $11,948, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(f) The Company has an interest rate swap on a notional amount of $35,905, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(f) The Company has an interest rate swap on a notional amount of $35,905, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(h) The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.

(i) Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $19,170.

(j) Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$—	$3,276	$—	$3,276	0.06%
2012	957,652	36,120	(1,034)	992,738	17.22%
2013	761,737	168,406	(726)	929,417	16.13%
2014	309,044	41,779	—	350,823	6.09%
2015	880,966	126,389	—	1,007,355	17.49%
2016	559,990	28,413	(10,852)	577,551	10.03%
2017	507,387	139,269	(1,596)	645,060	11.20%
2018	297,664	—	—	297,664	5.17%
2019	87,010	—	—	87,010	1.51%
2020	200,721	—	(1,162)	199,559	3.46%
2021	670,618	—	(842)	669,776	11.63%
Face Amount of Debt	5,232,789	543,652	(16,212)	5,760,229	99.99%
Net Premiums on Debt	359	—	—	359	0.01%
Total	$5,233,148	$543,652	$(16,212)	$5,760,588	100.00%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2011	$343,098	$113,830	$—	$456,928	7.92%
2012	923,127	36,120	(1,034)	958,213	16.63%
2013	508,202	57,852	(726)	565,328	9.81%
2014	345,974	41,779	—	387,753	6.73%
2015	788,998	126,389	—	915,387	15.89%
2016	559,990	28,413	(10,852)	577,551	10.03%
2017	507,387	139,269	(1,596)	645,060	11.20%
2018	297,664	—	—	297,664	5.17%
2019	87,010	—	—	87,010	1.51%
2020	200,721	—	(1,162)	199,559	3.46%
2021	670,618	—	(842)	669,776	11.63%
Face Amount of Debt	5,232,789	543,652	(16,212)	5,760,229	99.98%
Net Premiums on Debt	359	—	—	359	0.01%
Total	$5,233,148	$543,652	$(16,212)	$5,760,588	99.99%

Debt Covenant Compliance Ratios

Covenant	Required	Actual	Compliance
Debt to Gross Asset Value	<65%	55.9%	Yes
Interest Coverage Ratio *	>1.75x	2.43x	Yes
Debt Service Coverage Ratio *	>1.50x	1.89x	Yes
* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

Top 25 Tenants Based On Percentage Of Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	157	800,335	3.18%
2	Foot Locker, Inc.	173	664,727	2.44%
3	AE Outfitters Retail Company	84	496,381	2.25%
4	The Gap, Inc.	79	838,076	1.96%
5	Abercrombie & Fitch, Co.	88	598,775	1.94%
6	Signet Group plc (2)	113	202,293	1.89%
7	Genesco Inc. (3)	191	279,773	1.59%
8	Dick's Sporting Goods, Inc.	21	1,227,744	1.56%
9	Luxottica Group, S.P.A. (4)	136	302,096	1.49%
10	Zale Corporation	131	134,207	1.38%
11	Express Fashions	47	393,820	1.30%
12	JC Penney Company, Inc. (5)	74	8,529,870	1.28%
13	Finish Line, Inc.	72	375,422	1.26%
14	New York & Company, Inc.	50	357,522	1.16%
15	Dress Barn, Inc. (6)	105	467,951	1.15%
16	Aeropostale, Inc.	77	272,960	1.14%
17	Charlotte Russe Holding, Inc.	51	353,386	1.01%
18	Best Buy Co., Inc.	52	537,254	0.98%
19	The Buckle, Inc.	48	239,907	0.96%
20	Forever 21 Retail, Inc.	20	295,077	0.95%
21	Pacific Sunwear of California	63	234,437	0.90%
22	Sun Capital Partners, Inc. (7)	54	607,884	0.90%
23	Claire's Stores, Inc.	115	135,564	0.86%
24	The Children's Place Retail Stores, Inc.	55	235,434	0.85%
25	The Regis Corporation	147	177,144	0.85%
		2,203	18,758,039	35.23%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's, Smokey Bones, Souper Salad and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	542,408	$34.05	$35.79	5.1%	$36.83	8.2%
Stabilized malls	467,215	36.50	38.32	5.0%	39.43	8.0%
New leases	148,239	39.06	45.17	15.7%	47.66	22.0%
Renewal leases	318,976	35.32	35.13	(0.5)%	35.60	0.8%

Year-to-Date:
All Property Types (1)	1,979,303	$35.13	$35.94	2.3%	$37.06	5.5%
Stabilized malls	1,811,476	36.58	37.37	2.2%	38.55	5.4%
New leases	490,103	39.23	44.97	14.6%	47.74	21.7%
Renewal leases	1,321,373	35.59	34.55	(2.9)%	35.15	(1.2)%

Total Leasing Activity

Square Feet
Quarter:
Total Leased	2,040,024
Operating Portfolio	1,768,919
Development Portfolio	271,105

Year-to-Date:
Total Leased	5,459,695
Operating Portfolio	5,154,243
Development Portfolio	305,452

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of September 30,
	2011	2010
Stabilized malls	$29.33	$28.82
Non-stabilized malls	24.19	25.57
Associated centers	11.68	11.78
Community centers	13.56	14.56
Other	17.71	18.41

(1) Includes stabilized malls, associated centers, community centers and other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2011

Capital Expenditures
(In thousands)

	Three Months	Nine Months

Tenant allowances	$11,239	$32,135

Renovations	9,344	19,001

Deferred maintenance:
Parking lot and parking lot lighting	2,852	5,334
Roof repairs and replacements	945	2,728
Other capital expenditures	2,607	4,955
Total deferred maintenance expenditures	6,404	13,017

Total capital expenditures	$26,987	$64,153

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2011	2010
Quarter ended:
March 31,	$412	$212
June 30,	744	567
September 30,	721	929
December 31,	—	976
	$1,877	$2,684

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2011

Properties Opened in 2011
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Opening Date	Initial Yield
Community Center Expansion:
Settlers Ridge Phase II	Robinson Township, PA	86,144	$12,361	$20,320	Summer-11	9.8%

Community / Open-Air Center:
The Outlet Shoppes at Oklahoma City (a)	Oklahoma City, OK	324,565	$60,974	$56,493	August-11	10.6%

Mall Redevelopment:
Layton Hills Mall - Dick's Sporting Goods	Layton, UT	126,060	7,001	5,373	September-11	11.5%

Total Properties Opened		536,769	$80,336	$82,186

Properties Under Development at September 30, 2011
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Expected Opening Date	Initial Yield
Community Center Expansions:
The Forum at Grandview	Madison, MS	241,880	$44,801	$1,490	Summer-12	10.0%
Waynesville Commons	Waynesville, NC	127,585	9,987	3,764	Fall-12	10.6%
		369,465	$54,788	$5,254

Mall Expansion:
Alamance West	Burlington, NC	236,438	$16,130	$17,063	Fall-11	11.0%

Mall Redevelopments:
Foothills Mall/Plaza - Carmike Cinema	Maryville, TN	45,276	$8,337	$3,989	Spring-12	7.3%
Monroeville Mall	Pittsburgh, PA	464,792	26,178	4,272	Fall-12	7.6%
Stroud Mall - Cinemark Theatre	Stroudsburg, PA	44,979	7,472	6,695	November-11	5.9%
		555,047	$41,987	$14,956

Total Under Development		1,160,950	112,905	37,273

(a) The Outlet Shoppes at Oklahoma City is a 75/25 joint venture. Total cost and cost to date are reflected at 100 percent.
(b) Total Cost is presented net of reimbursements to be received.
(c) Cost to Date does not reflect reimbursements until they are received.